FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): August 29, 1995

                               Motorola, Inc.
             (Exact name of registrant as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)

                   1-7221                    36-1115800
          (Commission File Number)   (I.R.S. Employer Identification No.)

                  1303 East Algonquin Road, Schaumburg, Illinois
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (708) 576-5000

                                Not Applicable
                    (Former name or former address, if changed
                               since last report.)

Item 5.  Other Events.

     In 1994, Motorola, Inc. (the "Company") filed a Registration
Statement on Form S-3 (no. 33-56055) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") which was declared effective by the Commission. The information contained in exhibit 12 is hereby incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
        The following is filed as an Exhibit to this Report.

Exhibit
Number                                     Description

12                                         Calculation of Ratio of Earnings
                                           to Fixed Charges of the Company



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